SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - April 26, 2007

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Furnished as Exhibit 100 to this Current Report on Form 8-K are the following materials from Lockheed Martin Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, filed on April 26, 2007, formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Condensed Consolidated Statement of Earnings, (ii) the Unaudited Condensed Consolidated Balance Sheet, and (iii) the Unaudited Condensed Consolidated Statement of Cash Flows. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Lockheed Martin Corporation. The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors and others should continue to rely on the official filed version of the filing and not rely on the XBRL-related documents in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

100	The following materials from Lockheed Martin Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, filed on April 26, 2007, formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Condensed Consolidated Statement of Earnings, (ii) the Unaudited Condensed Consolidated Balance Sheet, and (iii) the Unaudited Condensed Consolidated Statement of Cash Flows.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Martin T. Stanislav
Martin T. Stanislav
Vice President and Controller

April 30, 2007

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Exhibit No.	Description

100	The following materials from Lockheed Martin Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, filed on April 26, 2007, formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Condensed Consolidated Statement of Earnings, (ii) the Unaudited Condensed Consolidated Balance Sheet, and (iii) the Unaudited Condensed Consolidated Statement of Cash Flows.

Exhibit No.	Description

EX-100.INS XBRL	Instance Document (File name: lmt-20070331.xml)

EX-100.SCH XBRL	Taxonomy Extension Schema Document (File name: lmt-20070331.xsd)

EX-100.CAL XBRL	Taxonomy Extension Calculation Linkbase Document (File name: lmt-20070331_cal.xml)

EX-100.LAB XBRL	Taxonomy Extension Label Linkbase Document (File name: lmt-20070331_lab.xml)

EX-100.PRE XBRL	Taxonomy Extension Presentation Linkbase Document (File name: lmt-20070331_pre.xml)

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